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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


                                AUGUST 25, 1997
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)


                             READ-RITE CORPORATION
             ------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


          DELAWARE                   000-19512                   94-2770690
----------------------------    ------------------------    --------------------
(STATE OR OTHER JURISDICTION    (COMMISSION FILE NUMBER)      (I.R.S. EMPLOYER
   OF INCORPORATION)                                         IDENTIFICATION NO.)




                                 345 LOS COCHES
                           MILPITAS, CALIFORNIA 95035
         -------------------------------------------------------------
         (ADDRESS, INCLUDING ZIP CODE, OF PRINCIPAL EXECUTIVE OFFICES)

              REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:

                                 (408) 262-6700





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Item 5.  OTHER EVENTS.

         On August 20, 1997, Read-Rite Corporation (the "Registrant") entered into an underwriting agreement and a related pricing agreement, in each case with the underwriters named in Schedule I to such pricing agreement (the "Underwriters"), for whom Goldman, Sachs & Co., Hambrecht & Quist LLC and Smith Barney, Inc. acted as representatives (the "Representatives") in connection with the offering of $345,000,000 aggregate principal amount of the Registrant's 6 1/2% Convertible Subordinated Notes due September 1, 2004 (the "Notes"), issued pursuant to the provisions of that certain Indenture, dated as of August 15, 1997, as supplemented by that certain Supplemental Trust Indenture, dated as of August 15, 1997, in each case, between the Registrant and State Street Bank and Trust Company of California, N.A., as trustee (the "Trustee"). The Notes are convertible into shares of the Registrant's Common Stock at a conversion rate of 24.8524 per each $1,000 principal amount of Notes (equivalent to a conversion price of approximately $40.24 per share). The Notes were offered pursuant to a shelf registration statement on Form S-3 (Registration No. 333-24183), declared effective by the Securities and Exchange Commission on August 7, 1997. The sale and issuance of the Notes closed on August 25, 1997.


Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

    EXHIBIT NO.                                               DESCRIPTION
-----------------    -------------------------------------------------------------------------------------------
           1.1       Underwriting Agreement, dated August 20, 1997, between the Registrant and the
                     Representatives.

           1.2       Pricing Agreement, dated August 20, 1997, between the Registrant and the Representatives.

           4.1       Indenture, dated as of August 15, 1997, between the Registrant and the Trustee, relating to the Registrant's subordinated debt securities.

           4.2       Supplemental Trust Indenture, dated as of August 15, 1997, between the Registrant and the
                     Trustee, relating to the Notes (including the form of Note).

          12.1       Calculation of Ratios of Earnings to Fixed Charges.





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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                              READ-RITE CORPORATION



Dated: August 29, 1997                        By: /s/ REX S. JACKSON
                                              ----------------------------------
                                              Rex S. Jackson,
                                              Vice President and General Counsel






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
                          INDEX TO EXHIBITS FILED WITH
              THE CURRENT REPORT ON FORM 8-K DATED AUGUST 29, 1997


    EXHIBIT NO.                                               DESCRIPTION
-----------------    --------------------------------------------------------------------------------------------
           1.1       Underwriting Agreement, dated August 20, 1997, between the Registrant and the
                     Representatives.

           1.2       Pricing Agreement, dated August 20, 1997, between the Registrant and the Representatives.

           4.1       Indenture, dated as of August 15, 1997, between the Registrant and the Trustee, relating to the Registrant's subordinated debt securities.

           4.2       Supplemental Trust Indenture, dated as of August 15, 1997, between the Registrant and the
                     Trustee, relating to the Notes (including the form of Note).

          12.1       Calculation of Ratios of Earnings to Fixed Charges.